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                                                                SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 2
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of February 12, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Securities Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add the following series portfolios: Invesco High Yield Securities Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

          AIM Core Bond Fund
          AIM Dynamics Fund
          AIM Global Real Estate Fund
          AIM High Yield Fund
          AIM Income Fund
          AIM Limited Maturity Treasury Fund
          AIM Money Market Fund
          AIM Municipal Bond Fund
          AIM Real Estate Fund
          AIM Short Term Bond Fund
          AIM U.S. Government Fund
          Invesco High Yield Securities Fund
          Invesco Van Kampen Core Plus Fixed Income Fund
          Invesco Van Kampen Corporate Bond Fund
          Invesco Van Kampen Government Securities Fund
          Invesco Van Kampen High Yield Fund
          Invesco Van Kampen Limited Duration Fund"

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     2.   All other terms and provisions of the Contract not amended shall remain in full force and effect.


                                       2

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                       3

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                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Julianna Ahn
                                            ------------------------------------
                                        Name: Julianna Ahn
                                        Title: Assistant Secretary


                                        By: /s/ Theo Heldman
                                            ------------------------------------
                                        Name: Theo Heldman
                                        Title: VP, Fund Accounting & CFO, Funds


                                       4

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                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Karl George Bayer
                                            ------------------------------------
                                        Name: Karl George Bayer
                                        Title: Managing Director


                                        By: /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Jens Langewand
                                        Title: Managing Director


                                       5

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                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland


                                       6

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                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakasu Hasegawa
                                        Title: Managing Director


                                       7

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                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product & Management


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Head of Legal


                                       8

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                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Jeremy Simpson
                                            ------------------------------------
                                        Name: Jeremy Simpson
                                        Title: Director


                                       9

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                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel


                                       10